J.P. MORGAN TAX AWARE FUNDS

JPMorgan Tax Aware Real Return Fund

(Class A Shares)

(a series of JPMorgan Trust I)

(the “Fund”)

Supplement dated August 30, 2018

to the Summary Prospectus, Prospectus and Statement of Additional Information

dated March 1, 2018, as supplemented

Changes to Sales Charges, Breakpoints and Finders’ Fees for Class A Shares purchased on or after September 30, 2018. Effective September 30, 2018 (the “Effective Date”), the Board of Trustees of the Fund has approved changes to the sales charges, breakpoint schedules and finders’ fees for Class A Shares of the Fund. If you purchase $250,000 or more of Class A Shares of the Fund on or after the Effective Date, you will no longer be assessed a sales charge. In connection with these changes, the following changes will be made to the Summary Prospectus, the Prospectus, and Statement of Additional Information on the Effective Date.

Fees and Expense Table Changes. On the Effective Date, the table entitled “Shareholder Fees” for the Fund will be deleted and replaced with the following:

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases, as a % of the Offering Price	3.75%	NONE	NONE
Maximum Deferred Sales Charge (Load), as a % of Original Cost of the Shares for purchases on or after September 30, 2018	NONE	1.00%	NONE
	(under $250,000)
Maximum Deferred Sales Charge (Load), as a % of Original Cost of the Shares for purchases prior to September 30, 2018	NONE	1.00%	NONE
	(under $1 million)

Front-End Sales Charge and Contingent Deferred Sales Charge (CDSC) Changes — On the Effective Date, the information in the table under Class A Shares under “Front-End Sales Charge” and “Contingent Deferred Sales Charge (CDSC)” on page 26 of the Prospectus will be replaced with the following:

Class A
Front-End Sales Charge (refer to Sales Charges and Financial Intermediary Compensation Section for more details)

Up to 5.25% reduced or waived for large purchases and certain investors, eliminated for purchases of $1 million or more for JPMorgan Tax Aware Equity Fund.

Up to 3.75% reduced or waived for large purchases and certain investors, eliminated for purchases of $250,000 or more for JPMorgan Tax Aware Real Return Fund.

SUP-TARR-FEES-818

Class A
Contingent Deferred Sales Charge (CDSC) (refer to Sales Charges and Financial Intermediary Compensation Section for more details)

On purchases of $1 million or more for JPMorgan Tax Aware Equity Fund:

•  1.00% on redemptions made within 12 months after purchase.

•  0.50% on redemptions made between 12 and 18 months after purchase.

On purchases of $250,000 or more for JPMorgan Tax Aware Real Return Fund ($1 million or more prior to September 30, 2018):

•  0.75% on redemptions made within 18 months after purchase.

Waived under certain circumstances.

Breakpoint Table Changes — On the Effective Date, the first two tables on page 29 of the Prospectus under “Class A Shares” is hereby deleted and replaced with the following:

Class A Shares Amount of Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of your Investment[1]	Commission as a % of Offering Price[2]	CDSC
Less than $100,000	3.75	3.90	3.25	0.00
$100,000 to $249,999	3.25	3.36	2.75	0.00
Class A Shares Amount of Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of your Investment	Finder’s Fee as a % of your Investment[3]	CDSC as a % of your Redemption[3,4]
$250,000 to $3,999,999	0.00	0.00	0.75	0-18 months — 0.75%
$4,000,000 to $49,999,999	0.00	0.00	0.50
$50,000,000 or more	0.00	0.00	0.25

1	The actual sales charge you pay may differ slightly from the rates disclosed above due to rounding calculations.

2

The sales charge is allocated between your Financial Intermediary and the Distributor. The Distributor, at its discretion, may re-allow the entire sales charge to your Financial Intermediary, in those instances such Financial Intermediaries may be deemed to be underwriters under the Securities Act of 1933.

3	The Distributor or its affiliates pays any finder’s fee to your Financial Intermediary. The Distributor or its affiliates may withhold finder’s fees with respect to short-term investments.

4	Please see the “Exchanging Fund Shares” section for details regarding CDSC and exchange.

Letter of Intent and Rights of Accumulation Changes — On the Effective Date, the following sentence shall be added to the end of “Letters of Intent (LOI)” and “Rights of Accumulation (ROA)” in the “Glossary of Common Investment Terminology” section of the Prospectus:

Letters of Intent and Rights of Accumulation shall be based on the sales charge and breakpoint schedules in effect when the initial shares were purchased.

Statement of Additional Information (“SAI”) Changes — On the Effective Date, the first table on page 16 of Part I of the SAI under “Finders’ Fee Commissions” shall be deleted and the following table shall be added in its place:

Amount of Purchases	Finder’s Fees
$250,000 — $3,999,999*	0.75%
$4,000,000 — $49,999,999	0.50%
$50,000,000 or more	0.25%

*

If the total sale of Class A Shares of Qualifying Funds is $250,000 or more but the amount of the sale applicable to the Tax Aware Real Return Fund is less than $250,000, the Financial Intermediary will receive a finder’s fee equal to 0.75% of the sale of the Class A Shares of the Tax Aware Real Return Fund. The Finders’ Fee Schedule for other Qualifying Funds can be found in the Statement of Additional Information for such Qualifying Funds.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE SUMMARY PROSPECTUSES, PROSPECTUSES AND

STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE